Exhibit 10.3


                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 30, 2009, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan"), SILGAN CONTAINERS LLC, a Delaware limited liability company ("Containers"), SILGAN PLASTICS LLC, a Delaware limited liability company ("Plastics"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Manufacturing"), SILGAN CAN COMPANY, a Delaware corporation ("CanCo"), SILGAN WHITE CAP LLC, a Delaware limited liability company ("White Cap"), SILGAN PLASTICS CANADA INC., an Ontario corporation ("Silgan Plastics Canada"), 827599 ONTARIO INC., an Ontario corporation ("Canadian Holdco" and, together with Silgan, Containers, Plastics, Manufacturing, CanCo, White Cap and Silgan Plastics Canada, the "Borrowers," and each individually, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent"), and acknowledged and agreed to by each of the other Credit Parties. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents have entered into a Credit Agreement, dated as of June 30, 2005 (as amended, modified and supplemented through, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;


     NOW, THEREFORE, it is agreed;

A.   Amendments to the Credit Agreement
     ----------------------------------

     1. Section 4.01(a) of the Credit Agreement is hereby amended by deleting clause (v) appearing in the first sentence thereof and inserting the following new clause (v) in lieu thereof:

     "(v) each prepayment of any Tranche of Term Loans pursuant to this Section 4.01(a) shall be applied (1) first, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31 of the year in which such prepayment is made (it being understood that (x) any voluntary prepayments of A Term Loans pursuant to this Section 4.01(a) which are made in 2005 or 2006 shall be applied to the A Term Loan Scheduled Repayment which is due on December 31, 2007, (y) any voluntary prepayments of Canadian Incremental Term Loans pursuant to this
     Section 4.01(a) which are made in 2005,

     2006 or 2007 shall be applied to the respective Incremental Term Loans Scheduled Repayment of such Tranche which is due on December 31, 2008, and (z) any voluntary prepayments of Canadian B Incremental Term Loans pursuant to this Section 4.01(a) which are made in 2006, 2007 or 2008 shall be applied to the respective Incremental Term Loans Scheduled Repayment of such Tranche which is due on December 31, 2009), (2) second, to the extent in excess thereof, with respect to any voluntary prepayments of any Tranche of Term Loans pursuant to this Section 4.01(a) which are made in 2009 only, to reduce the respective Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31, 2010, and (3) third, to the extent in excess thereof, to reduce the then remaining Term Loan Scheduled Repayments of each such Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of Term Loan Scheduled Repayments of each such Tranche of Term Loans after giving effect to all prior reductions thereto);".

     2. Section 4.02(k)(I) of the Credit Agreement is hereby amended by (i) deleting the text "4.01(a)" each place such text appears in said Section and inserting the text "4.02(k)" in lieu thereof, (ii) deleting the word "and" appearing immediately prior to the text "(B)" in the final sentence of said Section and inserting a comma in lieu thereof and (iii) inserting the following text immediately preceding the period at the end of said Section:

     "and (C) with respect to up to $300,000,000 of Net Debt Proceeds received from the incurrence of Additional Permitted Indebtedness prior to December 31, 2009 and required to be applied in accordance with this Section 4.02(k) pursuant to Section 4.02(h), the amount of such Net Debt Proceeds to be applied to repay principal of outstanding Term Loans shall be allocated among the different Tranches of Term Loans or applied to a single Tranche of Term Loans in each case as Silgan shall specify in a notice to the Administrative Agent and with the amount allocated to each such Tranche of Term Loans to be applied (1) first, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31, 2009, (2) second, to the extent in excess thereof, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31, 2010, and (3) third, to the extent in excess thereof, to reduce the then remaining Term Loan Scheduled Repayments of each such Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of such Term Loan Scheduled
     Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto); provided, however, if either Silgan fails to specify how such repayment is to be allocated at the time of the respective repayment or a Default or an Event of Default exists at the time of the respective repayment, such repayment shall be applied as provided above in this Section 4.02(k)(I) without regard to this sub-clause (C)".

B.   Miscellaneous Provisions
     ------------------------

     1. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment.

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Silgan and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when:

               (a) each Borrower, the Required Lenders and the Majority Lenders of each Tranche of outstanding Term Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) same to the Administrative Agent at the applicable Notice Office; and

               (b) Silgan shall have paid (or caused to be paid) to the Administrative Agent all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent to the extent then due.

     6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Fourth Amendment Effective Date.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                  SILGAN HOLDINGS INC.


                                  By:   /s/ Frank W. Hogan, III
                                        ---------------------------------------
                                        Name: Frank W. Hogan, III
                                        Title: Senior Vice President,
                                               General Counsel and Secretary

                                  SILGAN CONTAINERS LLC
                                  SILGAN PLASTICS LLC
                                  SILGAN CONTAINERS MANUFACTURING
                                     CORPORATION
                                  SILGAN CAN COMPANY
                                  SILGAN WHITE CAP LLC
                                  827599 ONTARIO INC.
                                  SILGAN PLASTICS CANADA INC.


                                  By:   /s/ Frank W. Hogan, III
                                        ----------------------------------------
                                        Name: Frank W. Hogan, III
                                        Title: Vice President and Secretary

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                        Individually and as Administrative Agent

                                        ----------------------------------------

                                         By: /s/Evelyn Thierry
                                             -----------------------------------
                                             Name:  Evelyn Thierry
                                             Title: Vice President


                                         By: /s/ Erin Morrissey
                                             -----------------------------------
                                             Name:  Erin Morrissey
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        1st Farm Credit Services, PCA
                                        ----------------------------------------


                                         By: /s/ DaleA. Richardson
                                             -----------------------------------
                                             Name:  Dale A. Richardson
                                             Title: VP, Illinois Capital Markets
                                                    Group

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        AGFIRST FARM CREDIT BANK


                                         By: /s/ Steven J. O'Shea
                                             -----------------------------------
                                             Name:  Steven J. O'Shea
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT  PARTIES

                                        NAME  OF   INSTITUTION:

                                        AgStar Financial  Services,  PCA
                                        ----------------------------------------


                                         By: /s/ Donald G. Linderman
                                             -----------------------------------
                                             Name:  Donald G. Linderman
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        Bank of America, N.A., Canada Branch


                                         By: /s/ Medina Sales de Andrade
                                             -----------------------------------
                                             Name:  Medina Sales de Andrade
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        Bank of America, N.A.


                                         By: /s/ Edwin R. Cox Jr.
                                             -----------------------------------
                                             Name:  Edwin R. Cox Jr.
                                             Title: Senior Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        Bank of China, New York Branch
                                        ----------------------------------------


                                         By: /s/ William W. Smith
                                             -----------------------------------
                                             Name:  William W. Smith
                                             Title: Deputy General Manager

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        Bank of east Asia, Limited, New York
                                        ----------------------------------------
                                        Branch
                                        ------


                                         By: /s/ Kenneth Pettis
                                             -----------------------------------
                                             Name:  Kenneth Pettis
                                             Title: SVP. Head of Corporate
                                                    Syndications

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        BANK LEUMI USA
                                        ----------------------------------------


                                         By: /s/ Joung Hee Hong
                                             -----------------------------------
                                             Name:  Joung Hee Hong
                                             Title: First Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        Bank of Nova Scotia
                                        ----------------------------------------


                                         By: /s/ G. Gregoriou
                                             -----------------------------------
                                             Name:  G. Gregoriou
                                             Title: Sr. Client Relationship
                                                    Manager

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        Bank of Tokyo-Mitsubishi UFJ Trust
                                        Company



                                         By: /s/ Charles Stewart
                                             -----------------------------------
                                             Name:  Charles Stewart
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        BNP Paribas


                                         By: /s/ Richard Pace
                                             -----------------------------------
                                             Name:  Richard Pace
                                             Title: Managing Director

                                         By: /s/ Nanette Baudon
                                             ----------------------------------
                                             Name:  Nanette Baudon
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        Capital One Leverage Finance Corp.
                                        ----------------------------------------


                                         By: /s/ Ron Walker
                                             -----------------------------------
                                             Name:  Ron Walker
                                             Title: Senior Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        Citibank, N.A.
                                        ----------------------------------------


                                         By: /s/ George F. Van
                                             -----------------------------------
                                             Name:  George F. Van
                                             Title: VP & Managing Director

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        CoBank, ACB


                                         By: /s/ Hal Nelson
                                             -----------------------------------
                                             Name:  Hal Nelson
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES NAME OF INSTITUTION:

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A. "Rabobank
                                        Nederland", New York Branch

                                        ----------------------------------------

                                         By: /s/ Betty Mills
                                             -----------------------------------
                                             Name:  Betty Mills
                                             Title: Executive Director

                                         By: /s/ Brett Delfino
                                             -----------------------------------
                                             Name:  Brett Delfino
                                             Title: Executive Director

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        CREDIT INDUSTRIEL ET COMMERCIAL
                                        ----------------------------------------


                                         By: /s/ Anthony Rock
                                             -----------------------------------
                                             Name:  Anthony Rock
                                             Title: Managing Director


                                         By: /s/ Brian O'Leary
                                             -----------------------------------
                                             Name:  Brian O'Leary
                                             Title: Managing Director

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        DEUTSCHE BANK AG CANADA BRANCH
                                        ----------------------------------------


                                         By: /s/ Rod O'Hara
                                             -----------------------------------
                                             Name:  Rod O'Hara
                                             Title: Director

                                         By: /s/ Marcellus Leung
                                             -----------------------------------
                                             Name:  Marcellus Leung
                                             Title: Assistant Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        ERSTE GROUP BANK AG


                                          By: /s/ Brandon A. Meyerson
                                             -----------------------------------
                                             Name:  Brandon A. Meyerson
                                             Title: Director
                                             ERSTE GROUP BANK AG

                                           By: /s/ Bryan J. Lynch
                                             -----------------------------------
                                             Name:  Bryan J. Lunch
                                             Title: Executive Director
                                             ERSTE GROUP BANK AG

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        FCS FINANCIAL, FLCA, formerly known as
                                        Farm Credit Services of Missouri, FLCA


                                         By: /s/ Sean Unterreiner
                                             -----------------------------------
                                             Name:  Sean Unterreiner
                                             Title: Senior Lending Officer

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        Fortis Capital Corp.
                                        ----------------------------------------


                                         By: /s/ Douglas Riahi
                                             -----------------------------------
                                             Name:  Douglas Riahi
                                             Title: Managing Director

                                         By: /s/ Steven D. Silverstein
                                             -----------------------------------
                                             Name:  Steven D. Silverstein
                                             Title: Director

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        GE Canada Finance Holding Company

                                        ----------------------------------------


                                         By: /s/ Nick Lalani
                                             -----------------------------------
                                             Name:  Nick Lalani
                                             Title: Duly Authorized Signatory

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        General Electric Capital Corporation, As
                                        Administrator For, GE Commerical Loan
                                        Holding LLC:

                                        ----------------------------------------

                                         By: /s/ Amanda J. Van Heyst
                                             -----------------------------------
                                             Name:  Amanda J. Van Heyst
                                             Title: Duly Authorized Signatory

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        General Electric Capital Corporation


                                         By: /s/ James R. Persico
                                             -----------------------------------
                                             Name:  James R. Persico
                                             Title: Duly Authorized Signatory

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        GreenStone Farm Credit Services,
                                        ----------------------------------------
                                        ACA/FLCA
                                        ----------------------------------------



                                         By: /s/ Jeff Pavlik
                                             -----------------------------------
                                             Name:  Jeff Pavlik
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        JPMorgan Chase Bank, N.A.
                                        ----------------------------------------


                                         By: /s/ D. Scott Farquhar
                                             -----------------------------------
                                             Name:  D. Scott Farquhar
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        MORGAN STANLEY BANK, N.A.
                                        ----------------------------------------


                                         By: /s/ Melissa James
                                             -----------------------------------
                                             Name:  Melissa James
                                             Title: Authorized Signatory

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        PEOPLE'S UNITED BANK (formerly known
                                        as People's Bank):


                                         By: /s/ Francis J. McGinn
                                             -----------------------------------
                                             Name:  Francis J. McGinn
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        RBS Citizens N.A.


                                         By: /s/ Thomas F. McNamara
                                             -----------------------------------
                                             Name:  Thomas F. McNamara
                                             Title: Senior Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        RZB Finance LLC:

                                        ----------------------------------------

                                         By: /s/ Christoph Hoedl
                                             -----------------------------------
                                             Name:  Christoph Hoedl
                                             Title: First Vice President

                                         By: /s/ Randall Abrams
                                             -----------------------------------
                                             Name:  Randall Abrams
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        The Bank of New York Mellon
                                        ----------------------------------------


                                         By: /s/ Dean Stephan
                                             -----------------------------------
                                             Name:  Dean Stephan
                                             Title: Managing Director

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        The Bank of Tokyo-Mitsubishi UFJ, Ltd.


                                         By: /s/ Charles Stewart
                                             ----------------------------------
                                             Name:  Charles Steward
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        The Governor & Company of the Bank of
                                        ----------------------------------------
                                        Ireland
                                        ----------------------------------------


                                         By: /s/ Edward A. Boyle
                                             -----------------------------------
                                             Name:  Edward A. Boyle
                                             Title: Sr. VP


                                         By: /s/ Louise O'Connor
                                             -----------------------------------
                                             Name:  Louise O'Connor
                                             Title: VP

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        THE NORTHERN TRUST COMPANY:

                                        ----------------------------------------

                                         By: /s/ Tamara M. Dowd
                                             -----------------------------------
                                             Name:  Tamara M. Dowd
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        Union Bank, N.A. (fka Union Bank of
                                        California, N.A.)


                                         By: /s/ Christina J. Buck
                                             -----------------------------------
                                             Name:  Christina J. Buck
                                             Title: Vice President

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES

                                        NAME OF INSTITUTION:

                                        UNITED OVERSEAS BANK LIMITED, NEW
                                        YORK AGENCY


                                         By: /s/ George Lim
                                             -----------------------------------
                                             Name:  George Lim
                                             Title: SVP & GM

                                         By: /s/ Mario Shaw
                                             -----------------------------------
                                             Name:  Mario Shaw
                                             Title: AVP

                                        SIGNATURE  PAGE TO THE FOURTH  AMENDMENT
                                        TO THE CREDIT AGREEMENT, DATED AS OF THE
                                        DATE FIRST WRITTEN  ABOVE,  AMONG SILGAN
                                        HOLDINGS INC.,  SILGAN  CONTAINERS  LLC,
                                        SILGAN PLASTICS LLC,  SILGAN  CONTAINERS
                                        MANUFACTURING  CORPORATION,  SILGAN  CAN
                                        COMPANY,  SILGAN  WHITE CAP LLC,  SILGAN
                                        PLASTICS  CANADA  INC.,  827599  ONTARIO
                                        INC.,  THE  LENDERS  FROM  TIME  TO TIME
                                        PARTY  TO  THE  CREDIT  AGREEMENT,   AND
                                        DEUTSCHE  BANK AG NEW  YORK  BRANCH,  AS
                                        ADMINISTRATIVE  AGENT,  AND ACKNOWLEDGED
                                        AND  AGREED  TO BY  EACH  OF  THE  OTHER
                                        CREDIT PARTIES


                                        NAME OF INSTITUTION:

                                        Wachovia Bank, National Association


                                         By: /s/ Robert G. McGill Jr.
                                             -----------------------------------
                                             Name:  Robert G. McGill Jr.
                                             Title: Director

ACKNOWLEDGED AND AGREED
AS OF THE DATE WRITTEN ABOVE:

SILGAN LLC
   By:   Silgan Containers LLC,
         as Manager
SILGAN CORPORATION
SILGAN CAN HOLDING COMPANY
SILGAN PLASTICS CORPORATION
SILGAN WHITE CAP CORPORATION
SILGAN WHITE CAP AMERICAS LLC
SILGAN CLOSURES INTERNATIONAL HOLDING COMPANY
SILGAN EQUIPMENT COMPANY
SILGAN TUBES HOLDING COMPANY
828745 ONTARIO INC.
827599 ONTARIO INC.
SILGAN PLASTICS CANADA INC.


By:  /s/ Frank W. Hogan, III
     ------------------------------------
     Name: Frank W. Hogan, III
     Title: Vice President and Secretary